================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)

            Florida                  0-4466                  59-1205269
(State or other jurisdiction      (Commission       (IRS Employer Identification
        incorporation)             File Number)                Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida              33434-4105
    (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (561) 451-1000

================================================================================

Item 2.02 Results of Operation and Financial Condition.

Artesyn Technologies today released financial information for the thirteen and thirty-nine weeks ended September 24, 2004. A copy of the press release is attached as Exhibit 99.

The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Artesyn Technologies, Inc.
                                                     (Registrant)

Dated: October 21, 2004

                                          By: /s/ Richard J. Thompson
                                              --------------------------------
                                                  Richard J. Thompson
                                                  Vice President-Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
Exhibit No.       Description
--------------------------------------------------------------------------------
99                Artesyn Technologies, Inc. Earnings Press Release dated
                  October 21, 2004
--------------------------------------------------------------------------------